                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                November 4, 2004
                Date of Report (date of earliest event reported)

                        COGNIGEN NETWORKS, INC.
                           -----------------------
             (Exact name of registrant as specified in its charter)

     Colorado                           0-11730                 84-1089377
--------------------              -------------------         ----------------
(State or other jurisdiction     (Commission File No.)        I.R.S. Employer
   of incorporation)                                        (Identification No.)

6405 218th Street, SW, Suite 305, Mountlake Terrace, Washington         98403
---------------------------------------------------------------       ----------
(Address of principal executive offices)                              (Zip Code)

                                 (425) 329-2300
                                 --------------
              (Registrant's telephone number, including area code)

               _____________________N/A__________________________
         (Former name or former address, if changed since last report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On  November  4,  2004,  Cognigen  Networks,  Inc.  issued  a news  release announcing  its  unaudited  financial  results for the three  months  ended
     September 30, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99. News Release issued by Cognigen  Networks,  Inc. on November 4,
     2004

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2004                                COGNIGEN NETWORKS, INC.

                                                        /s/  Thomas S. Smith
                                                        ----------------------
                                                        Thomas S. Smith
                                                        President and Chief
                                                        Executive Officer